UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): February 10, 2005

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      1-13290                   95-4479735
-------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)              File Number)           Identification No.)


     11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   (310) 479-5200
                                                     ---------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

     On February 10, 2005, The Sports Club Company, Inc. announced via press release the signing of a letter of intent under the terms of which the Company would (i) effect a transaction pursuant to which the public shareholders would receive $2.00 for each share of Common Stock held by them, (ii) sell certain of its assets to an affiliate of Millennium Partners, one of the Company's principal shareholders, and (iii) refinance certain real estate owned in Los Angeles, California. The consummation of the transaction is subject to customary conditions, including, the execution of definitive agreements. The agreement is nonbinding on the parties and the Company can give no assurances that the proposed transactions will be completed.

     The Company's press release about the contemplated transactions is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          None

     (b)  Pro forma financial information.
          None

     (c)  Exhibits

          99.1     The Sports Club Company, Inc. Press Release dated February
                   10, 2005

                                   Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    February 11, 2005                  THE SPORTS CLUB COMPANY, INC.


                                             By:      /s/ Timothy M. O'Brien
                                                 ------------------------------
                                                       Timothy M. O'Brien
                                                       Chief Financial Officer

                                  NEWS RELEASE



For Immediate Release                    CONTACT: Rex Licklider
                                                  Chief Executive Officer
                                                  The Sports Club Company, Inc.
                                                  (310) 479-5200



          THE SPORTS CLUB COMPANY ANNOUNCES ITS INTENTION TO GO PRIVATE AND THE SIGNING OF A LETTER OF INTENT FOR THE SALE OF SIX CLUBS


LOS ANGELES, CA (February 10, 2005) -- The Sports Club Company, Inc. (AMEX:SCY) today announced a proposal by the Company's four principal stockholders and their affiliates to take the Company private and to retire the Company's outstanding senior secured indebtedness.

Under the proposal, the Company's public shareholders will receive $2.00 for each share of Common Stock owned by them through the merger of a newly-formed entity (to be owned by the Company's four principal stockholders, Millennium Partners ("Millennium"), Rex A. Licklider, D. Michael Talla and Kayne Anderson Capital Advisors L.P., and their affiliates) with and into the Company, with the Company being the surviving entity.

The letter of intent further contemplates that the Company will sell six of its nine sports and fitness complexes to an affiliate of Millennium for $65,000,000. The Clubs to be sold include the Company's three facilities located in New York City, and single Clubs in each of Boston, Massachusetts, Washington, D.C. and San Francisco, California. In addition, the management agreement for the Club in Miami, Florida, will be assigned to Millennium. Following the sale, the Company will continue to own and operate its three Southern California Clubs: The Sports Club/LA - Los Angeles, The Sports Club/LA - Beverly Hills and The Sports Club/LA
- Orange County.

As part of the proposed transaction, the Company intends to arrange for new financing secured by its property in West Los Angeles and use a portion of the remaining proceeds of the asset sale and new financing to retire the Company's outstanding $100 million of senior secured notes due in March 2006. Rex Licklider, Chief Executive Officer of the Company stated, "The sale of the assets to Millennium and the refinancing of the West Los Angeles property will strengthen our balance sheet and relieve the Company of the significant debt burden under which we have operated for several years." Mr. Licklider concluded by saying, "The Company and Millennium will work together to maintain the standard of excellence synonymous with The Sports Club/LA brand. We have established ourselves as the premier operator of luxury sports and fitness complexes in the world, and our members can be assured that The Sports Club/LA brand will continue to embody the highest levels of service and quality."

The letter of intent is nonbinding on the Company and Millennium and is subject to the execution of definitive agreements relating to the asset sale, merger and refinancing, and the satisfaction of a number of other conditions. As previously disclosed, the Company formed a Special Committee of its Board of Directors to address various strategic transactions involving the Company, including a possible "going private" transaction in which one or more of its principal stockholders might participate. The proposal to effect the cash-out merger and sell assets will be evaluated by the Special Committee and its independent financial advisor, Barnett & Partners LLC. Accordingly, the Company can give no assurances that the proposed transactions will be completed.

All statements in this press release other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release. The forward looking statements speak only as of the date of this press release, and the Company expressly disclaims any obligations to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or if any events, conditions or circumstances on which any such forward looking statement is based.

The Sports Club Company, based in Los Angeles, California, operates and owns luxury sports and fitness complexes nationwide under the brand name, The Sports Club/LA.

                                       ###